Inventory	12 Months Ended
Dec. 31, 2025
Inventory
Inventory

11.Inventory

	As at December 31
(in EUR 000)	2025	2024
Raw materials	1,315	1,080
Work in progress	1,851	2,546
Finished goods	1,494	1,090
Total Inventory	4,660	4,716

The increase in raw materials and finished goods is offset by a decrease in work in progress. For the year ended December 31, 2025 and 2024 the Company did not recognize any expenses for inventory write-offs since the inventory level as per year-end is expected to be sold in the foreseeable future.